Exhibit 99.2

INVESTOR PRESENTATION March 2024

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, market opportunity competitive position, potential growth opportunities, and the effects of competition, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause TELA Bio, Inc.'s (the "Company") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company's business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company's control, including, among others: the impact to the Company's business from macroeconomic conditions, including any lingering effects of the COVID-19 pandemic or other public health crises, recessionary concerns, banking instability, increasing market interest rates, and inflationary pressures, potentially impacting our ability to market our products, demand for our products due to the deferral of elective procedures, the labor and staffing environment in the healthcare industry, disruption in our supply chain, or pricing pressures concerning our products or the procedures using our products; our ability to achieve or sustain profitability; the Company's ability to gain market acceptance for the Company's products and to accurately forecast and meet customer demand; the Company's ability to compete successfully; that data from earlier studies related to the Company's products and interim data from ongoing studies may not be replicated in later studies or indicative of future data, that data obtained from clinical studies utilizing the Company's products may not be indicative of outcomes in other surgical settings; the Company's ability to enhance the Company's product offerings; development and manufacturing problems; capacity constraints or delays in production of the Company's products; maintenance of coverage and adequate reimbursement for procedures using the Company's products; product defects or failures. These and other risks and uncertainties are described more fully in the "Risk Factors" section and elsewhere in the Company's filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TELABIO®
SCIENCE. VALUE. INNOVATION.

TELA Bio, Inc. • Advanced reinforced tissue matrix portfolio supported by compelling clinical evidence • $2.2B US market opportunity 1 – still in early stages of growth • Driving commercial adoption with targeted direct - sales approach • Recent product launches in growing markets: robotic hernia surgery, plastic and reconstructive surgery • Broad intellectual property portfolio • Established DRG - based reimbursement pathway for hernia repair and robust GPO access • Highly accomplished executive team with proven track record 1 Management estimate. $2.2B total includes $1.5B hernia & abdominal wall reconstruction, $0.7B plastic reconstructive surgery. Redefining soft tissue preservation and restoration with a differentiated category of tissue reinforcement materials and supportive products

# U.S. Hernia Surgery Market: ~$1.5 Billion Annual Opportunity

**$1.5B[2]**

| Market Size | Procedure | Annual Procedures[1] |
| --- | --- | --- |
| $360M | **Complex, Moderate Ventral / Abdominal Wall Reconstruction** | **~60,000** |
| $515M | **Simple Ventral Hernia Repair** | **~345,000** |
| $600M | **Inguinal Hernia Repair** | **~665,000** |
| $40M | **Hiatal Hernia Repair** | **~40,000** |

**Robotic / Minimally Invasive Surgery Opportunity**

*Robotic / MIS compatible procedures total over **1M annually** and have a potential market opportunity of up to **$1.2B[2]***

TELABIO®
SCIENCE. VALUE. INNOVATION.

[1]Sources: Millennium Research Group Reports, IMS Health Data; iData Research MedSKU
[2]Management estimate. Market size based on volume and weighted average selling price for OviTex

# OviTex Portfolio: Designed for a Range of Hernia Patients and Surgical Techniques

| |  |  |  |  |
|---|---|---|---|---|
| **CONFIGURATION** | **OviTex LPR**<br>4-layer device, with "smooth side" suitable for intraperitoneal placement<br>**Robot Compatible[1]:** Yes<br>**Strength[2]:** +<br>**Viscera Contact[3]:** Yes, smooth side | **OviTex**<br>4-layer device, not intended for intraperitoneal placement<br>**Robot Compatible[1]:** Yes<br>**Strength[2]:** +<br>**Viscera Contact[3]:** Not recommended | **OviTex 1S**<br>6-layer device, with "smooth side" suitable for intraperitoneal placement<br>**Robot Compatible[1]:** Yes<br>**Strength[2]:** ++<br>**Viscera Contact[3]:** Yes, smooth side | **OviTex 2S**<br>8-layer device, with 2 "smooth sides" suitable for intraperitoneal placement<br>**Robot Compatible[1]:** No<br>**Strength[2]:** +++<br>**Viscera Contact[3]:** Yes |
| **COMPETITIVE SET** | • Coated resorbable synthetic meshes<br>BD *Phasix ST*<br>• Biologic meshes<br>abbvie *Strattice Laparoscopic* | • Resorbable synthetic meshes<br>BD *Phasix*<br>GORE *Bio-A*<br>• Biologic meshes<br>abbvie *Strattice*<br>INTEGRA *SurgiMend*<br>BD *XenMatrix* | • Coated resorbable synthetic meshes<br>BD *Phasix ST*<br>• Biologic meshes<br>abbvie *Strattice*<br>INTEGRA *SurgiMend*<br>BD *XenMatrix* | • Biologic meshes<br>abbvie *Strattice*<br>INTEGRA *SurgiMend*<br>BD *XenMatrix* |

Images represent permanent polymer OviTex products. Resorbable polymer products have clear polymer. All trademarks and registered marks are property of their respective owners.

1. Robot compatibility based on use of 10mm trocar. Robot compatibility of LPR and OviTex include sizes 400 cm$^2$ or less. Robot compatibility of OviTex 1S includes sizes 200 cm$^2$ or less
2. Biomechanical data on file.
3. Devices with a smooth side were shown to not adhere in an animal model. Rabbit data on file. Correlation to results in humans has not been established. Animal test results may not necessarily be indicative of human clinical performance.

TELABIO®
SCIENCE. VALUE. INNOVATION.

Lawsuits against permanent synthetic meshes estimated to be assembled across the U.S. 3 of surgeons agree that use of permanent synthetic mesh puts patients at long - term risk of complications 1 1. Hernia and Abdominal Surgeries Survey (Oct 2020). A group of 71 surgeons were surveyed regarding use of mesh in various hernia repai r surgeries. 2. Figures derived from Company - sponsored poll of approximately 1,100 potential patients for hernia procedures. 3. www.drugwatch.com (September 2022) 59% Hernia patients want proactive control in their care 2 3 of 4 ~ 24 K Need for Alternative to Permanent Synthetic Mesh

LOW RECURRENCE ALL APPLICATIONS WITH OVITEX Ankney , Szotek et al. – 2021 4 * 54 patients Follow - up 3 - 38 months Ferzoco – 2018 3 * 31 patients Average follow up 13 months INGUINAL 0% Ankney , Szotek et al. – 2021 4 * 306 patients Follow up 1 - 36 months INGUINAL 1.6% Sawyer – 2018 1 * 25 patients Average follow up 14 months HIATAL 0% DeNoto – 2022 2 * 22 patients Average follow up 23 months BRIDGED 16% AWR 1.9% Parker, et al. - 2021 8 50 patients Follow - up 12 months VENTRAL 6% DeNoto, et al. – 2022 7 * 92 patients Follow - up 24 months VENTRAL 2.6% Ankney , Szotek et al. – 2021 4 * 259 patients Follow - up 1 - 58 months VENTRAL 0.8% Sivaraj , Nazerali et al. – 2022 5 * 36 patients Average Follow - up 29 months VENTRAL 2.8% Source: Refer to “ Ovitex Clinical References” in this presentation. * Indicates one or more surgeons are paid consultants of Tela Bio, Inc. Sivaraj , Nazerali et al. – 2022 6 * 50 patients Average Follow - up 29 - 34 months VENTRAL 4.0%

# Favorable Results of OviTex in Ventral Hernia Repair:
## Comparisons to synthetic mesh and leading generation one biologics

| | Parker et al.[8] | | Sivaraj et al.[5] | | | |
|---|---|---|---|---|---|---|
| **Total enrolled patients** | **50 OviTex** | 50 Polypropylene | **36 OviTex** | 51 Strattice | 17 Permacol | 37 Surgimend |
| **Length of follow-up** | **12 months** | 12 months | **28.6 months (median)** | 34.6 months (median) | 58.4 months (median) | 37.5 months (median) |
| **mVHWG** | **32% grade 2<br>68% grade 3[a]** | 94% grade 2<br>6% grade 3 | **33% grade 1<br>58% grade 2<br>8% grade 3** | 17% grade 1<br>79% grade 2<br>4% grade 3 | 18% grade 1<br>71% grade 2<br>12% grade 3 | 40% grade 1<br>51% grade 2<br>9% grade 3 |
| **CDC wound class** | **70% CDC class II+ [a]** | 94% CDC class I | **89% class I-II** | 86% class I-II | 94% class I-II | 91% class I-II |
| **Incidence of SSO** | **36%*** | 22%* | **16.7%*** | 47.1%* | 52.9%* | 43.2%* |
| **Incidence of SSI** | **-** | - | **2.8%[b]** | 12.5% | 11.8% | 5.4% |
| **Recurrence rate** | **6%** | 12% | **2.8%[c]** | 13.7%[c] | 29.4% | 24.3% |

*Overall complications including SSI
a – OviTex patients were more complicated with a significantly higher mVHWG distribution and CDC wound classification compared to polypropylene patients
b – OviTex patients experienced significantly less complications than patients receiving the other three biologics
c - OviTex and Strattice patients had a statistically lower recurrence rate than patients receiving the other two biologics

Source: Refer to “Clinical References” in this presentation.

TELABIO®
SCIENCE. VALUE. INNOVATION.

# Positive 24-month BRAVO results in ventral hernia:
## OviTex performance contextualized alongside recent publications for leading competitive products

| | DeNoto et al. (BRAVO)[7] | Harris et al. (PRICE)[10] | | Roth et al.[11] | Hope et al. (ATLAS)[12] |
|---|---|---|---|---|---|
| **Total enrolled patients** | 92 **OviTex** | 82 Strattice | 83 Ventralight ST or Bard Soft Mesh | 121 Phasix | 120 Phasix ST |
| **Length of follow-up** | 24 months | 26 months | | 36 months | 24 months |
| **mVHWG** | 78% grade 2-3 | - | | - | - |
| **CDC wound class** | 95% class I-II | 90% class I-II | 93% class I-II | 100% class I | 100% class I |
| **Surgical technique** | Open (65%)<br>Laparoscopic (13%)<br>Robotic (22%) | Open | Open | Open | Laparoscopic (55.8%)<br>Robotic (44.2%) |
| **Incidence of SSO** | 38%<br>(includes SSI) | 21%<br>(excludes SSI) | 22%<br>(excludes SSI) | - | 0.8%<br>(includes SSI) |
| **Incidence of SSI** | 20.7% | 39% | 34% | 9%* | 0% |
| **Recurrence rate** | **2.6%*** | 40% (overall)<br>34% (class I wounds) | 22% (overall)<br>28% (class I wounds) | 17.9%* | 31.7%* (overall)<br>18.6%* (defects < 7cm$^2$) |

* Kaplan-Meier survival estimate

**No head-to-head clinical studies have been conducted. Due to differences in patient population, surgeons, surgical technique, and other variables, no direct comparisons of results can be made. For a comparative discussion of these studies, please see G. DeNoto, E.P. Ceppa, S.J. Pacella, M. Sawyer, G. Slayden, M. Takata, G. Tuma, J. Yunis, 24-Month results of the BRAVO study: A prospective, multi-center study evaluating the clinical outcomes of a ventral hernia cohort treated with OviTex® 1S permanent reinforced tissue matrix, Ann Medicine Surg 2022, 83, 104745.

Source: Refer to "Clinical References" in this presentation.

TELABIO®
SCIENCE. VALUE. INNOVATION.

# Hernia Market Evolution

*TELA Bio is gaining from a market shift by providing our reinforced “natural repair” solutions as an alternative to traditional Permanent Synthetics or Biologics*


Sales Market Share
2013
2018
2021
2027
<1% Robotic Procedures (Px)
7% Robotic Px
12% Robotic Px
21% Robotic Px
Permanent Synthetic
Biosynthetic Resorbable
Reinforced Tissue Matrix
Biologic

***Biosynthetic Resorbable** and **Reinforced Tissue Matrix** strengths:*

- ***Clinical Evidence***
- ***Robot Compatibility***
- ***Cost-effectiveness***
- ***Patient Choice & Shared Decision-making***

Sources for Sales Market Share (%): 2009 - 2013 = IMS Hospital Supply Index; 2018 - 2021 = iData Research MedSKU; 2027 = Management Estimate
Sources for Total US Market Size: 2021 - 2027 = DRG Hernia Repair Devices Report – 2021; 2013 - 2018 = Management Estimate
Sources for % Robotic Procedures (Px): 2018 - 2027 = DRG Hernia Repair Devices Report – 2021: 2013 = Management Estimate

TELABIO®
SCIENCE. VALUE. INNOVATION.

# U.S. Plastic and Reconstructive Surgery Market: ~$700 Million Annual Opportunity

$600M[2]

**Surgeons use products to reinforce soft tissue during various reconstructive surgeries[1], including:**

- Head and neck surgery
- Chest wall reconstruction
- Pelvic reconstruction
- Extremities reconstruction
- Breast reconstruction

**Market dominated by human acellular dermal matrices (HADMs):**

- Prone to high degree of stretch
- Expensive, putting pressure on hospital systems
- Can experience supply shortages, particularly when large pieces of material are required

+

**Cosmetic Plastic & Reconstructive Surgery**

$100M[2]

[1]OviTex PRS is for implantation to reinforce soft tissue where weakness exists in patients requiring soft tissue repair or reinforcement in plastic and reconstructive surgery. The device is supplied sterile and is intended for one-time use. OviTex PRS has not been tested in breast surgical procedures.
[2]Management estimate. Source: iData Research MedSKU, Q3 2021. Market size based on sales of current biologics

TELABIO®
SCIENCE. VALUE. INNOVATION.

OviTex PRS: Specifically Designed for Plastic and Reconstructive Surgery An innovative reinforced tissue matrix designed to improve outcomes by facilitating fluid management and controlling degree and direction of stretch Product Features: ▫ Layers composed of biologic building block retain biologically significant macromolecules for tissue regeneration 1,2 ▫ Diamond embroidery pattern and stents allow for directional flexibility or sawtooth embroidery pattern to accommodate bi - directional stretch while providing stretch resistance. ▫ Distinct permeability elements in various configurations – e.g., micropores, macropores, and stents – designed to facilitate fluid management Available in both 2 - layer resorbable (polyglycolic acid) polymer, 3 - layer permanent (polypropylene) polymer, or 3 - layer resorbable (polylactic - co - glycolic acid) polymer reinforcing the same biologic material 1 . Certain configurations available in two or three layers, see product catalog more information. 2. Lun S, Irvine S.M., Johnson K.D., Fisher N.J., Floden E. W., Negron L., Dempsey S.G. , McLaughlin R.J., Vasudevamurthy M. , Ward B.R., May B.C., A functional extracellular matrix biomaterial derived from ovine forestomach, Biomaterials 31(16) ( 20 10) 4517 - 29. 3. ADM: Acellular Dermal Matrix. Overbeck N, Beierschmitt A, May BC, Qi S, Koch J. In - Vivo Evaluation of a Reinforced Ovine Biologic for Plastic and Reconstructi ve Procedures in a Non - human Primate Model of Soft Tissue Repair. Eplasty . 2022 Sep 14;22:e43. PMID: 36160663; PMCID: PMC9490877. Animal testing results may not be indicative of clinical performance. OviTex PRS compared to market leading human ADM 3 : ▫ Exhibited earlier host cell proliferation, collagen deposition and neovascularization ▫ Demonstrated tissue remodeling into mature, functional and organized collagen

Leading - edge atraumatic hernia mesh fixation devices

# LIQUIFIX FIX8™ and LIQUIFIX Precision™

TELABIO
SCIENCE. VALUE. INNOVATION.

***LIQUIFIX FIX8 is indicated for minimally invasive femoral and inguinal hernia repairs and for approximation of the peritoneum; LIQUIFIX Precision is indicated for open inguinal and femoral hernia repairs.***

## Atraumatic liquid fixation devices

- Reduce the need for penetrating mechanical fixation for inguinal and femoral hernia repair
- Provide precise, controlled adhesive application



## Fills an unmet need in the market, less damage to tissue

- Designed to minimize the risk of mechanical tissue trauma[1]
- Strong and secure mesh fixation[2,3]
- Pre-assembled device
- Adhesives polymerize in ~10 seconds
- Provides versatile liquid anchors at multiple angles

1-3. Data on file: Advanced Medical Solutions

TELA Bio is growing each factor that contributes to sales, providing for multi - year, long - term growth 2021: 40 - 45 reps 2022: 61 reps 2023: 86 reps 2/29/24: 86 reps + 6 asst. reps Driving Revenue Growth Rep Productivity Sales Force Size Product Portfolio GPO Access Clinical Data $ ales • Playbook90 training and assessment • 3 - 6 mos. to breakeven • TELA LIVE • Cadaver Labs • Clinical Development Specialists • AboutHernia website • BRAVO 24 - month data: 2.6% recurrence • >30 published or presented works >1,600 hospitals ~4,400 hospitals R&D and BD Third National GPO More to come

Delivering Revenue Growth and Margin Improvement Q4 2023 Performance ▫ Revenue of $17.0M grows 46% over corresponding period of 2022 ▫ 68% Gross Margin ▫ Cash and Cash Equivalents at December 31 , 2023: $46.7M ▫ Does not include $5M 1Q24 proceeds from divestment of NIVIS or additional $3M to $7M expected in next two years +58% +116% +44% +48% +40% +38% +46% +39% +45% +39% +35% +46% 58% 63% 68% 73% 78% $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Gross Margin Revenue ($M) Quarterly Revenue and Gross Margin Revenue Gross Margin $29.5M, +62% $41.4M, +41% $58.5M, +41%

CLINICAL REFERENCES 1. Sawyer, M.A.J. New Ovine Polymer - Reinforced Bioscaffold in Hiatal Hernia Repair. Jsls J Soc Laparoendosc Surg 2018, 22, e2018.00057, doi:10.4293/jsls.2018.00057. 2. DeNoto, G. Bridged Repair of Large Ventral Hernia Defects Using an Ovine Reinforced Biologic: A Case Series. Ann Medicine Sur g 7 5, 103446, doi:10.1016/j.amsu.2022.103446. 3. Ferzoco, S. Available and Emerging Technologies for Assessing Intraoperative Tissue Perfusion during Complex Ventral Hernia R epa ir Procedures. Open Access Surg 2013, 1, doi:10.2147/oas.s55335. 4. Ankney , C.; Banaschak , C.; Sowers, B.; Szotek , P. Minimizing Retained Foreign Body in Hernia Repair Using a Novel Technique: Reinforced Biologic Augmented Repair ( ReBAR ). J Clin Medical Res 2021, doi:10.37191/mapsci - 2582 - 4333 - 3(4) - 073. 5. Sivaraj , D.; Henn, D.; Fischer, K.S.; Kim, T.S.; Black, C.K.; Lin, J.Q.; Barrera, J.A.; Leeolou , M.C.; Makarewicz , N.S.; Chen, K.; et al. Reinforced Biologic Mesh Reduces Postoperative Complications Compared to Biologic Mesh after Ventral Hernia Repair. Plastic Reconstr Surg - Global Open 2022, 10, e4083, doi:10.1097/gox.0000000000004083. 6. Sivaraj , D.; Henn, D.; Fischer, K.S.; Kim, T.S.; Black, C.K.; Lin, J.Q.; Barrera, J.A.; Leeolou , M.C.; Makarewicz , N.S.; Chen, K.; et al. Reinforced Biologic Mesh Reduces Postoperative Complications Compared to Biologic Mesh after Ventral Hernia Repair. Plastic Reconstr Surg - Global Open 2022, 10, e4083, doi:10.1097/gox.0000000000004083. 7. DeNoto, G.; Ceppa, E.P.; Pacella, S.J.; Sawyer, M.; Slayden, G.; Takata, M.; Tuma, G.; Yunis, J. 24 - Month Results of the BRAVO S tudy: A Prospective, Multi - Center Study Evaluating the Clinical Outcomes of a Ventral Hernia Cohort Treated with OviTex ® 1S Permanent Reinforced Tissue Matrix. Ann Medicine Surg 2022, 83, 104745, doi:10.1016/j.amsu.2022.104745. 8. Parker, M.J.; Kim, R.C.; Barrio, M.; Socas , J.; Reed, L.R.; Nakeeb , A.; House, M.G.; Ceppa, E.P. A Novel Biosynthetic Scaffold Mesh Reinforcement Affords the Lowest Hernia Recurrence in the Highest - Risk Patients. Surg Endosc 2021, 35, 5173 – 5178, doi:10.1007/s00464 - 020 - 08009 - 1. 9. Banaschak , C.; Szotek, P. Robotic Reinforced Biologic Augmented Repair ( ReBAR ) of Over 150 Inguinal Hernias: 2 Year Outcomes. Presented at: 2022 American Hernia Society (AHS) Meeting, September 14 - 16, 2022, Charlotte, NC. 10. Harris, H.W.; Primus, F.; Young, C.; Carter, J.T.; Lin, M.; Mukhtar, R.A.; Yeh, B.; Allen, I.E.; Freise , C.; Kim, E.; et al. Preventing Recurrence in Clean and Contaminated Hernias Using Biologic Versus Synthetic Mesh in Ventral Hernia Repair: The PRICE Randomized Clinical Trial. Ann Surg 2021, 273, 648 – 655, doi:10.1097/sl a.0000000000004336. 11. Roth, J.S.; Anthone , G.J.; Selzer, D.J.; Poulose , B.K.; Pierce, R.A.; Bittner, J.G.; Hope, W.W.; Dunn, R.M.; Martindale, R.G.; Goldblatt, M.I.; et al. Prospective, Multicent er Study of P4HB (PhasixTM) Mesh for Hernia Repair in Cohort at Risk for Complications: 3 - Year Follow - Up. Ann Medicine Surg 2021, 61, 1 – 7, doi:10 .1016/j.amsu.2020.12.002. 12. Hope, W.W.; El - Ghazzawy , A.G.; Winterstein , B.A.; Blatnik , J.A.; Davis, S.S.; Greenberg, J.A.; Sanchez, N.C.; Pauli, E.M.; Tseng, D.M.; LeBlanc, K.A.; et al. A Prospective, Multicent er Trial of a Long - Term Bioabsorbable Mesh with Sepra Technology in Cohort of Challenging Laparoscopic Ventral or Incisional Hernia Repairs (ATLAS Trial). Ann Medicine Surg 2022, 73 , 103156, doi:10.1016/j.amsu.2021.103156.